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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: September 3, 2003

UnitedGlobalCom, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-496-58	84-1602895
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

4643 South Ulster Street, Suite 1300, Denver, CO 80237
(Address of Principal Executive Office)

(303) 770-4001
(Registrant's telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

        On September 3, 2003, United Pan-Europe Communications N.V. ("UPC"), a majority-owned subsidiary of UnitedGlobalCom, Inc. ("UGC"), issued a press release announcing the successful completion of its balance sheet restructuring (the "Press Release"). UPC reported that it had completed all the required actions and satisfied all the conditions to the effectiveness of the Second Amended Chapter 11 Plan of Reorganization, as modified (the "Plan"), as jointly proposed by the UPC and UGC Europe, Inc. (f/k/a New UPC, Inc.) ("UGC Europe").

        UGC Europe is a newly formed U.S. holding company incorporated in Delaware and it will be the successor issuer to UPC. The ordinary shares of UPC are currently deemed registered under Section 12(g) of the Securities Exchange Act of 1934, as amended, (the "Exchange Act"). The shares of common stock of UGC Europe, issued in connection with the consummation of the Plan, will be deemed registered pursuant to Section 12 of the Exchange Act under Rule 12g-3(a).

        The full text of the Press Release is included herewith as Exhibit 99.1.

Cautionary Statement Regarding Forward-Looking Statements

        This Current Report on Form 8-K (this "Report") and the Press Release contain forward-looking statements (any statement other than those made solely with respect to historical fact) based upon management's beliefs, as well as assumptions made by and data currently available to management. This information has been, or in the future may be, included in reliance on the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on a variety of assumptions that may not be realized and are subject to significant business, economic, judicial and competitive risks and uncertainties, many of which are beyond UGC's and UGC Europe's control. UPC's and UGC Europe's actual operations, financial condition, cash flows or operating results may differ materially from those expressed or implied by any such forward-looking statements. These forward-looking statements relate to UGC Europe's future plans, objectives, expectations and intentions. These forward-looking statements may be identified by the use of words such as "believes," "expects," "may," "will," "would," "should," "seeks," "pro forma," "anticipates" and similar expressions. UGC undertakes no obligation to update or revise any such forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties including, but not limited to, the following: actions taken by regulatory organizations; as well as other factors detailed from time to time in UGC's, UPC's and UGC Europe's filings with the Securities and Exchange Commission. Given these uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained in this Report or the Press Release.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits.

Exhibit Number	Description
99.1	Press release of United Pan Europe Communications N.V. ("UPC") dated September 3, 2003, announcing the successful completion of balance sheet (incorporated by reference from the Current Report on Form 8-K of UPC (File No. 000-25365), dated September 3, 2003).

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITEDGLOBALCOM, INC.
By:	/s/ FREDERICK G. WESTERMAN III Frederick G. Westerman III Chief Financial Officer

Date: September 3, 2003

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURE